UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2006

LAWSON SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-51942

Delaware	20-3469219
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Consulting Agreement

On May 15, 2006, Lawson Software, Inc. and Symphony Technology Group, LLC (“Symphony”) entered into a three-month consulting agreement, under which an employee of Symphony (J.T. Treadwell) will provide part time project management services related to the reconciliation of Intentia International AB’s financial statements under U.S. GAAP. Mr. Treadwell had provided similar services to Intentia before the completion of the Lawson/Intentia merger in April 2006. Lawson will pay Mr. Treadwell’s out-of-pocket expenses but will not pay any fees for Mr. Treadwell’s services. Under the Consulting Agreement, Lawson has agreed to indemnify Symphony and its officers, partners, managers, employees, consultants and affiliates for any claims arising out of the services provided to Lawson. Romesh Wadhwani is a member of the Board of Directors of Lawson and is a partner of Symphony. Mr. Wadhwani will not personally perform any of the services under the consulting agreement. A copy of the Consulting Agreement is attached to this report as Exhibit 10.3.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Two Directors

On May 11, 2006, the Board of Directors of Lawson Software, Inc. appointed Peter Gyenes and Robert Schriesheim as new independent directors of the company, bringing the number of directors to nine. Messrs. Gyenes and Schriesheim will be eligible to receive compensation as outside directors when Lawson has finalized its fiscal 2007 outside director compensation program. Lawson expects to finalize its fiscal 2007 outside director compensation program by June 30, 2006. A copy of the press release announcing the director appointments is attached to this report as Exhibit 99.1.

Appointment of Committees of the Board of Directors

On May 11, 2006, the following independent directors were appointed to the respective committees of the Board of Directors:

Audit Committee:

Michael Rocca, Chair

Steven Chang

Peter Gyenes

Robert Schriesheim

Compensation Committee:

David Hubers, Chair

Romesh Wadhwani

Paul Wahl

Corporate Governance Committee

Romesh Wadhwani, Chair

David Hubers

Paul Wahl

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.3         Consulting Agreement dated May 15, 2006 between Lawson Software, Inc. and Symphony Technology Group, LLC

99.1         Press release of Lawson Software, Inc. issued May 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date: May 17, 2006	By: Robert G. Barbieri
Robert G. Barbieri
Executive Vice President and Chief Financial Officer